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                                                                   EXHIBIT D(7)


                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                         BENEFICIAL OWNER CERTIFICATION

The undersigned, a bank, broker or other nominee holder of Rights to purchase shares of Common Stock of The Gabelli Global Multimedia Trust Inc. pursuant to the rights offering (the "Offer") described and provided for in the Fund's Prospectus dated _______, 2000 (the "Prospectus") hereby certifies to The Gabelli Global Multimedia Trust Inc. and to EquiServe, as Subscription Agent for the Offer, that for each numbered line filled in below the undersigned has purchased, on behalf of the beneficial owner thereof (which may be the undersigned), the number of shares of Common Stock specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line:

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          I                         II                          III
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                             NUMBER OF SHARES             NUMBER OF SHARES
                           PURCHASED PURSUANT TO        REQUESTED PURSUANT TO
   RECORD DATE SHARES      PRIMARY SUBSCRIPTION      OVER-SUBSCRIPTION PRIVILEGE
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Total =                    Total =                   Total =
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Name of Nominee Holder

By:
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     Name:
     Title:

Date: ________________, 2000

Provide the following information if applicable.      Contact:
                                                              ------------------

                                                      Phone Number:
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Depository Trust Company ("DTC") Participant
   Number

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DTC Basic Subscription Confirmation Number